                                                   SCHEDULE 14A
                                                  (Rule 14a-101)

                                      INFORMATION REQUIRED IN PROXY STATEMENT

                                             SCHEDULE 14A INFORMATION
                            Proxy Statement pursuant to Section 14(a) of the Securities
                                               Exchange Act of 1934

Filed by the Registrant / X /
Filed by a party other than the Registrant
Check the appropriate box:
/  /   Preliminary Proxy Statement                                 /  / Confidential, For Use of the Commission
/X /   Definitive Proxy Statement                                       Only (as permitted by Rule 14a-6(e)(2))
/  /   Definitive Additional Materials
/  /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                                Perini Corporation
                                 (Name of Registrant as Specified In Its Charter)

                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
           /X /  No fee required.
           /  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
           (1)   Title of each class of securities to which transaction applies:

           (2)   Aggregate number of securities to which transaction applies:

           (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

           (4)   Proposed maximum aggregate value of transaction:

           (5)   Total fee paid:

           /  /  Fee paid previously with preliminary materials:

          /  /   Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

           (1)   Amount Previously paid:

           (2)   Form, Schedule or Registration Statement No.:

           (3)   Filing Party:

           (4)   Date Filed:

Perini Corporation
73 Mt. Wayte Avenue
Framingham, Massachusetts 01701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 16, 2002

TO THE STOCKHOLDERS OF PERINI CORPORATION:

      NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of PERINI CORPORATION will be held at the Crowne Plaza, Hawthorne Ballroom, 1360 Worcester Road (Route 9 East), Natick, Massachusetts, on Thursday, May 16, 2002, at 9:00 a.m., for the following purposes:

1. Holders of Common Stock, $1.00 par value, of the Company (the "Common Stock") will:

  Elect three (3) Class III Directors, to hold office for a three-year term, expiring in 2005 and until their successors are chosen and qualified; and

  Transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

2. Holders of the Company's $21.25 Convertible Exchangeable Preferred Stock (the "Preferred Stock") will:

  Elect two (2) Preferred Directors, to hold office until the earlier of (i) a one-year term, expiring in 2003 and until their successors are chosen and qualified or (ii) until all dividends in arrears on the Preferred Stock have been paid or declared and funds therefor set apart for payment.

      The Board of Directors has fixed the close of business on March 20, 2002, as the record date for the determination of the stockholders entitled to vote at the meeting.

      A WHITE form of proxy is being solicited from holders of the Common Stock. A BLUE Instruction Card is being solicited from holders of the Preferred Stock. Whether or not you plan to attend the meeting, please fill in, sign, date and return the enclosed WHITE proxy card or BLUE Instruction Card in the enclosed envelope, which requires no postage if mailed in the United States. It is important that these cards be returned. If you receive more than one card because your shares are registered in different names, or because you own both Common Stock and Preferred Stock, please execute each such card and return it promptly to assure that all your shares will be voted.

                                                                           By order of the Board of Directors,
April 10, 2002                                                    Dennis M. Ryan, Secretary

      The Annual Report of the Company, including financial statements for the year 2001, is being sent to stockholders concurrently with this Notice.

Perini Corporation
73 Mt. Wayte Avenue
Framingham, Massachusetts 01701

PROXY STATEMENT

ANNUAL MEETING OF THE STOCKHOLDERS
OF PERINI CORPORATION

      This statement is furnished in connection with the solicitation of proxies by the Board of Directors of PERINI CORPORATION (hereinafter called the "Company") to be used at the annual meeting of the stockholders (the "Annual Meeting") of the Company to be held at the Crowne Plaza, Hawthorne Ballroom, 1360 Worcester Road (Route 9 East), Natick, Massachusetts, on Thursday, May 16, 2002, at 9:00 a.m., and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A WHITE proxy card is being sent to holders of the Company's Common Stock, $1.00 par value (the "Common Stock"). If the accompanying WHITE form of proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised either by notice to the Secretary of the Company, by the subsequent execution and delivery of another Proxy, or by voting in person at the Annual Meeting. A BLUE Instruction Card is being sent to holders of the Company's $21.25 Convertible Exchangeable Preferred Stock (the "Preferred Stock"). If the accompanying BLUE Instruction Card is executed and returned, it may nevertheless be revoked at any time up until 5:00 p.m. on May 15, 2002 either by filing a written revocation or a duly executed Instruction Card bearing a later date. It is anticipated that the Proxy Statement and the enclosed Proxy or Instruction Card, as applicable, will be mailed to the stockholders of record on or about April 10, 2002.

      The Board of Directors has fixed the close of business on March 20, 2002, as the record date for the determination of the stockholders entitled to vote at the Annual Meeting. As of March 20, 2002, the Company had outstanding 22,664,135 shares of Common Stock. Each share is entitled to one vote.

      The terms of the Company's Preferred Stock provide that as a result of dividends on the Preferred Stock being in arrears for at least six quarters, the holders of the Preferred Stock are entitled, voting as a separate class, to elect two (2) Directors (the "Preferred Directors") to the Company's Board of Directors, to hold office until the earlier of (i) the date upon which their elected term expires and until their successors are chosen and qualified or (ii) until all dividends in arrears on the Preferred Stock have been paid or declared and funds therefor set apart for payment. As of March 20, 2002, the Company had outstanding 99,990 shares of Preferred Stock. Each share is entitled to one vote. Fleet National Bank, formerly Bank Boston, N.A., as the Depositary for the Preferred Stock (the "Depositary"), is the holder of all of the issued and outstanding Preferred Stock. The terms of the Deposit Agreement by and among the Company, the Depositary and the holders of Depositary Shares representing the Preferred Stock provide that the holders of Depositary Shares are entitled to instruct the Depositary to vote the shares of Preferred Stock represented by their respective Depositary Shares. Each Depositary Share represents ownership of 1/10th of a share of Preferred Stock. Therefore, as of March 20, 2002, there were outstanding 999,900 Depositary Shares. The holders of Depositary Shares should forward their Instruction Cards to the Depositary instructing the Depositary how to vote the Preferred Stock.

STOCKHOLDER VOTES REQUIRED

Common Stock

      The presence, in person or by proxy, of at least a majority in interest of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for transaction of business at the Annual Meeting. Abstentions and "broker non-votes" will be counted as present for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

      A quorum being present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is necessary to elect each of the nominees for director. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and, therefore, will not have an effect on the election of Directors.

      Our auditors for the fiscal year ended December 31, 2001 and for each of the previous fiscal years since 1960 were Arthur Andersen LLP ("AALLP"). Due to the current uncertainty concerning the ongoing viability of AALLP as a result of, among other things, its recent indictment by the Justice Department, the Board of Directors did not appoint AALLP as its auditors for the fiscal year ended December 31, 2002. Since the Board of Directors has not completed the process of selecting a new firm of independent public accountants as the Company's auditors for the fiscal year ended December 31, 2002, there is no proposal in this Proxy Statement for the stockholders to ratify the appointment of auditors by the Board of Directors which has been the practice in the past. Representatives of AALLP may not be present at the Annual Meeting of stockholders to respond to appropriate questions or make any statements.

Preferred Stock

      Assuming a quorum is present, the Depositary will vote the number of shares of the Preferred Stock for a Nominee represented by the number of Depositary Shares instructed to be voted for that Nominee. Under the terms of the Deposit Agreement, in the absence of specific instructions from a holder of Depositary Shares, the Depositary will abstain from voting to the extent of the Preferred Stock represented by the Depositary Shares of such holder of Depositary Shares. The two Preferred Director nominees for whom the greatest number of shares of Preferred Stock is voted by the Depositary will be elected as the Preferred Directors.

      A holder of Depositary Shares may revoke an Instruction Card given with respect to the Election of Preferred Directors by filing with the Depositary no later than 5:00 p.m. on Wednesday, May 15, 2002, a written revocation or a duly executed Instruction Card bearing a later date than the previous Instruction Card.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

      Any proposal of a stockholder intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than December 11, 2002. In addition, stockholder proposals and director nominations must comply with the requirements of the Company's By-Laws.

1A. and 2A.

ELECTION OF DIRECTORS AND PREFERRED DIRECTORS

Common Stock Nominees

      In accordance with the Company's By-Laws and Massachusetts law, the Board of Directors is divided into three approximately equal classes, with each Director serving for a term of three years. As a consequence, the term of only one class of Directors expires each year, and their successors are elected for terms of three years. As of March 31, 2002, the Board of Directors is comprised of 10 members; 8 Directors (as follows) and 2 Preferred Directors:

        Class I:       Robert Band and Michael R. Klein were elected as Directors at the 2000
                       Annual Meeting to serve until the 2003 Annual Meeting of Stockholders and until their successors are chosen and qualified.  Wayne L. Berman was appointed a Class I Director on March 13, 2002 by the Board of Directors to
                       serve until the 2003 Annual Meeting of Stockholders and until his successor is chosen and qualified.

        Class II:      Robert A. Kennedy and Ronald N. Tutor were elected as Directors at the 2001
                       Annual Meeting to serve until the 2004 Annual Meeting of Stockholders and until their successors are chosen and qualified.

        Class III:     Peter Arkley, Nancy Hawthorne and Raymond R. Oneglia are the three nominees for election as Directors at this Annual Meeting to serve until the
                       2005 Annual Meeting of Stockholders and until their successors are chosen and qualified.

      The Nominating Committee of the Board of Directors of the Company has nominated Peter Arkley, Nancy Hawthorne and Raymond R. Oneglia for election as Class III Directors. Unless otherwise noted thereon, proxies solicited hereby will be voted for the election of Ms. Hawthorne and Messrs. Arkley and Oneglia as Directors to hold office until the 2005 Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason but, if that should occur prior to the meeting, the proxy holders will select another person in his or her place and stead. Information regarding these nominees for election as Directors, as well as each Director whose term is not scheduled to expire until the 2003 or 2004 Annual Meeting of Stockholders, is set forth in "Ownership of Common Stock by Directors, Officers and Preferred Stock Nominees" on pages 5 through 9.

      The Board recommends a vote FOR the election of each of the Class III nominees for election as Directors.

Preferred Stock Nominees

      The terms of the Company's Preferred Stock provide that as a result of dividends on the Preferred Stock being in arrears for at least six quarters, the holders of the Preferred Stock are entitled, voting as a separate class, to elect two (2) Directors (the "Preferred Directors") to the Company's Board of Directors, to hold office until the earlier of (i) the date upon which their elected term expires and until their successors are chosen and qualified or (ii) until all dividends in arrears on the Preferred Stock have been paid or declared and funds therefor set apart for payment. Since the dividend on the Preferred Stock had not been paid since December 1995, the holders of the Preferred Stock elected two Preferred Directors at each of the last four Annual Meetings of Stockholders. The Company has not paid any dividends on the Preferred Stock throughout 2001 and 2002 to date. Accordingly, the holders of the Preferred Stock, voting as a separate class, remain entitled to elect two (2) Preferred Directors to the Company's Board of Directors.

        Preferred Stock         Frederick Doppelt and Asher B. Edelman are the two
        Nominees:               nominees for election as Preferred Directors at this Annual
                                Meeting to serve until the earlier of (i) the 2003 Annual
                                Meeting of Stockholders and until their successors are
                                chosen and qualified or (ii) until all dividends in arrears on the Preferred Stock have been paid or declared and funds
                                therefor set apart for payment.

      Instruction Cards solicited hereby will be voted by the Depositary for the Preferred Directors to hold office until the earlier of (i) the 2003 Annual Meeting of Stockholders and until their successors are chosen and qualified or (ii) until all dividends in arrears on the Preferred Stock have been paid or declared and funds therefor set apart for payment. The Board of Directors does not contemplate that either nominee will be unable to serve as a Preferred Director for any reason but, if that should occur prior to the meeting, the Depositary will select another person in his place and stead. Information regarding these nominees for election as Directors is set forth in "Ownership of Common Stock by Directors, Officers and Preferred Stock Nominees" on pages 5 through 9.

OWNERSHIP OF COMMON STOCK BY DIRECTORS, OFFICERS
AND PREFERRED STOCK NOMINEES

      The following table sets forth certain information received by the Company from the individuals listed below concerning their respective beneficial ownership as of February 25, 2002 of the Common Stock of the Company by each Director, named Executive Officer of the Company and Preferred Stock Nominees, and by all Directors and Executive Officers of the Company as a group. Also, included in the table with respect to each Director and Preferred Stock Nominee is principal occupation or employment during the past five years, age and the period served as a Director of the Company.

                                                                       Number of Shares of Common Stock of the
                                                                             Company Beneficially Owned
                                                                              On February 25, 2002(1)
                                                                   -----------------------------------------------
                                                         Served    Sole Voting
                                                          as a         and
  Name and Principal Occupation for The Past            Director   Investment                                       Percentage
                  Five Years                     Age     Since       Power              Shared         Aggregate     of Class
-----------------------------------------------  -----  ---------  ------------------ -----------     ------------ -------------
Ronald N. Tutor (4)                                61       1997     3,929,260    (5)          0        3,929,260        16.45%
  Director; Chairman and Chief Executive
  Officer since March 29, 2000, formerly
  Chairman since July 1, 1999, formerly Vice
  Chairman since January 1, 1998 and Acting
  Chief Operating Officer since January 17,
  1997, and  Chairman, President and Chief
  Executive Officer, Tutor-Saliba Corporation

Robert Band                                        54       1999       268,405    (6)          0          268,405         1.17%
  Director; President and Chief Operating
  Officer since March 29, 2000, formerly
  President and Chief Executive Officer since
  May 12, 1999, formerly Executive Vice
  President, Chief Financial Officer since
  December 1997 and President of Perini
  Management Services, Inc.

Peter Arkley (3)                                   48       2000             0                 0                0       -
  Director; Western Regional Managing Director
  of AON Risk Services, Inc. since April 1994

Nancy Hawthorne (2)(3)                             50       1993        10,361    (7)          0           10,361      (a)
  Director; Chair and Chief Executive Officer,
  Clerestory LLC since August 2001, formerly
  self- employed financial strategy consultant
  since mid-1998, formerly Chief Executive
  Officer & Managing Partner, Hawthorne,
  Krauss &  Associates since 1997.

Michael R. Klein (2)(3)(4)(8)                      59       1997        98,928    (9)          0           98,928      (a)
  Director, Vice Chairman; Chairman of CoStar
  Group, Inc., Chairman of Precept Corporation
  and Partner, Law Firm of Wilmer, Cutler &
  Pickering since 1997.

                                                                      Number of Shares of Common Stock of the
                                                                             Company Beneficially Owned
                                                                              On February 25, 2002(1)
                                                                   -----------------------------------------------
                                                         Served    Sole Voting
                                                          as a         and
  Name and Principal Occupation for The Past            Director   Investment                                       Percentage
                  Five Years                     Age     Since       Power              Shared         Aggregate     of Class
-----------------------------------------------  -----  ---------  ------------------ -----------     ------------ -------------
Robert A. Kennedy (2)(10)                          66       2000             0                 0                0       -
  Director; Vice President of Special Projects
  for The Union Labor Life Insurance Company
  since 1997.

Raymond R. Oneglia (3)(4)(11)                      54       2000             0                 0                0       -
  Director; Vice Chairman, O&G Industries, Inc.
  since 1997.

Wayne L. Berman                                    45       2002             0                 0                0       -
  Director; Founder of Berman Enterprises, Inc.,
  a business development consultancy, since 1991.

Zohrab B. Marashlian                               57      -           480,307   (12)          0          480,307         2.08%
  President, Perini Civil Construction, a division
  of the Company.

Craig W. Shaw                                      47      -           480,120   (13)          0          480,120         2.07%
  President, Perini Building Company, Inc., a
  wholly owned subsidiary of the Company.

Preferred Stock Nominees:
-------------------------
Frederick Doppelt (14)                             83       1998        47,622   (15)          0           47,622      (a)
  Director; Self-employed attorney
  specializing in trust and estate matters
  since 1997.

Asher B. Edelman(14)(16)                           62       2001           500           120,021  (17)    120,521      (a)
  Director; Chairman and majority shareholder or
  general partner of various investment banking,
  brokerage and money management
  companies under the umbrella of
  "Edelman Companies" since January, 1997;
  also Chairman of the Board of both
  Dynacore Holdings Corporation and
  Canal Capital Corporation.

All Directors and Executive Officers as                              5,267,381                 0        5,267,381        20.92%
  a group (10 persons)

-----------------------------------------------

(a) Less than one percent

  Beneficial ownership is the direct or indirect ownership of Common Stock of the Company including the right to control the vote or investment of or acquire such Common Stock (for example, through the conversion of shares of the $2.125 Depositary Convertible Exchangeable Preferred Shares, exercise of options or various trust arrangements) within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934. The shares owned by each person or by the group, and the shares included in the total number of shares outstanding have been adjusted in accordance with said Rule 13d-3. Any securities not outstanding but which are subject to options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any other person.

  Member of the Audit Committee.

  Member of the Compensation Committee.

  Member of the Nominating Committee.

  Includes 2,704,260 shares held in the name of Tutor-Saliba Corporation, a company in which Mr. Tutor is the sole stockholder and Chief Executive Officer. See “Certain Other Beneficial Holders” on pages 11 through 13. Also includes 1,225,000 shares for which Mr. Tutor holds options. Does not include 246,825 shares of Common Stock representing Mr. Tutor’s limited partnership interest in P.B. Capital (see Note (8) below), a partnership that owns shares of the Company’s Common Stock, and over which Mr. Tutor has neither voting control nor dispositive power and therefore, disclaims any beneficial ownership.

  Includes 240,500 shares for which Mr. Band holds options.

  Includes 1,344 shares awarded in prior years pursuant to the 1988 Perini Corporation Restricted Stock Plan for Outside Directors. Also includes 9,017 shares of Common Stock received in payment of the director’s annual retainer for 1996 through 1999. See “Directors’ Compensation” on page 23.

  Mr. Klein is the designated representative of P.B. Capital Partners, L.P. ("PB Capital"), a partnership that owns 4,656,795 shares of Common Stock and a partnership whose sole general partner is BLUM Capital Partners, L.P. ("BCP"). BCP is an investment advisor to The Common Fund for Non-Profit Organizations for the account of its Equity Fund that owns 1,162,348 shares of Common Stock. Mr. Klein disclaims beneficial ownership in any of these shares. See Note (9) below and "Certain Other Beneficial Holders" on pages 11 through 13.

  Includes 7,261 shares of Common Stock received in payment of the director’s annual retainer from 1997 to 1999. See “Directors’ Compensation” on page 23. Also includes 91,667 shares for which Mr. Klein holds options. Does not include (a) 53,698 shares of Common Stock representing Mr. Klein’s limited partnership interest in P.B. Capital (see Note (8) above), a partnership that owns shares of the Company’s Common Stock, and over which Mr. Klein has neither voting control nor dispositive power, and (b) another 8,300 shares of Common Stock representing his minor children’s interest in the same partnership, both of which Mr. Klein disclaims any beneficial ownership.

  Mr. Kennedy is the designated representative of The Union Labor Life Insurance Company, a company that owns 1,721,075 shares of Common Stock on behalf of its Separate Account P and a company in which Mr. Kennedy is the Vice President of Special Projects. Mr. Kennedy disclaims any beneficial ownership of these shares. See "Certain Other Beneficial Holders" on pages 11 through 13.

  Mr. Oneglia is the designated representative of O&G Industries, Inc., a company that owns 2,502,941 shares of Common Stock, and a company in which Mr. Oneglia is the Vice Chairman. Mr. Oneglia disclaims any beneficial ownership of these shares. See "Certain Other Beneficial Holders" on pages 11 through 13.

  Includes 478,000 shares for which Mr. Marashlian holds options.

  Includes 478,000 shares for which Mr. Shaw holds options.

  Represents one of two Nominees for election as Preferred Directors at this Annual Meeting (of which the two with the greatest number of votes cast by holders of the $2.125 Depositary Shares will be elected) to serve until the earlier of (i) the 2003 Annual Meeting of Stockholders and until their successors are chosen and qualified or (ii) until all dividends in arrears on the Preferred Stock have been paid or declared and funds therefor set apart for payment.

  Includes 3,121 shares of Common Stock received in payment of the 1999 director’s annual retainer. See “Directors’ Compensation” on page 23. Also includes 42,501 shares of Common Stock resulting from the assumed conversion of 64,200 depositary shares of Preferred Stock at a conversion rate of .662 shares of Common Stock for each depositary share. Of the 64,200 depositary shares of Preferred Stock, 2,000 depositary shares are owned by Mr. Doppelt’s wife and 17,600 shares are owned by trusts or estates as to which Mr. Doppelt serves as trustee and disclaims any beneficial ownership. The percentage of Preferred Stock beneficially owned by Mr. Doppelt to the total number of shares of Preferred Stock outstanding is 6.42%.

  On May 3, 2000, while Mr. Edelman was Chairman of the Board, Dyanacore Holdings Corporation (formerly Datapoint Corporation) filed bankruptcy pursuant to Chapter 11 of the United States Bankruptcy Code for the District of Delaware. (Case No. 00-1853(PJW)). A Plan of Reorganization was filed with the Court with the consent of the creditors. Pursuant to that Plan, Dyanacore Holding Corporation emerged from bankruptcy in December, 2000.

  Represents 120,021 shares of Common Stock resulting from the assumed conversion of 181,300 depositary shares of Preferred Stock at a conversion rate of .662 shares of Common Stock for each depositary share. These shares are held by a custodian on behalf of certain funds for which Mr. Edelman’s firm is an investment advisor. The percentage of Preferred Stock beneficially owned by Mr. Edelman to the total number of shares of Preferred Stock outstanding is 18.13%.

      The Board of Directors met three times during 2001. The Board has an Audit Committee, the duties of which are summarized in "The Audit Committee Report" on pages 14 and 15 herein. The Audit Committee met eight times during 2001. The Board of Directors also has a Compensation Committee, the duties of which are summarized in "The Compensation Committee Report" on pages 16 through 18 herein. The Compensation Committee met four times during 2001. The Board of Directors has a Nominating Committee which met once during 2001. The members of each such committee are identified under "Ownership of Common Stock by Directors, Officers and Preferred Stock Nominees" on pages 5 through 9. During 2001 all of the Directors of the Company attended at least 75% of the meetings of the Board of Directors and its committees of which they are members, except for Peter Arkley and Asher B. Edelman who attended approximately 43% and 50%, respectively, of such meetings.

      As of February 25, 2002, none of the Directors or Nominees for Preferred Director is a director of any company which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940 except as set forth below:

Name of Director                                             Director of

Asher B. Edelman  . . . . . . . . . . . . . . . . . . . . .   Canal Capital Corporation
                  . . . . . . . . . . . . . . . . . . . . .   Dynacore Corporation

Nancy Hawthorne   . . . . . . . . . . . . . . . . . . . . .   Avid Technology, Inc.
                  . . . . . . . . . . . . . . . . . . . . .   Beacon Power Corporation
                  . . . . . . . . . . . . . . . . . . . . .   LifeF/X, Inc.

Robert A. Kennedy . . . . . . . . . . . . . . . . . . . . .   Lending Tree, Inc.

Michael R. Klein  . . . . . . . . . . . . . . . . . . . . .   CoStar Group, Inc

CERTAIN OTHER BENEFICIAL HOLDERS

      The following table sets forth certain information concerning beneficial ownership as of February 25, 2002 of the Common Stock of the Company by certain other holders of in excess of 5% of the Common Stock of the Company.

      According to the information available to the Board of Directors, no person owns of record or beneficially more than 5% of the outstanding Common Stock of the Company except as set forth below and except for Ronald N. Tutor as set forth in "Ownership of Common Stock by Directors, Officers and Preferred Stock Nominees" on pages 5 through 9:

                                                                       Amount and
                                                                       Nature of
                                                                       Beneficial                Percentage
                        Name and Address                              Ownership (1)               of Class
------------------------------------------------------------     ---------------------         --------------

Tutor-Saliba Corporation                                                     3,929,260 (2)(7)     16.45%
15901 Olden Street
Sylmar, CA 91342

National Union Fire Insurance Company of Pittsburgh, Pa.                     4,705,882 (3)(7)     20.76%
70 Pine Street
New York, NY 10270

O&G Industries, Inc.                                                         2,502,941 (4)(7)     11.04%
112 Wall Street
Torrington, CT 06790

BLUM Capital Partners, L.P.                                                  5,823,397 (5)(7)     25.69%
909 Montgomery Street, Suite 400
San Francisco, CA 94133

PB Capital Partners, L.P.                                                    4,656,795 (5)(7)     20.55%
909 Montgomery Street, Suite 400
San Francisco, CA 94133

The Common Fund for Non-Profit Organizations                                 1,162,348 (5)(7)      5.13%
c/o BLUM Capital Partners, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133

The Union Labor Life Insurance Company                                       1,721,075 (6)(7)      7.59%
Separate Account P
111 Massachusetts Avenue, NW
Washington, DC 20001

                                                                  ---------------------         ---------
Total beneficial owners of more than 5% of Company's                        18,682,555 (8)        78.21%
  See Footnote (1) on Page 7.

  Includes 2,704,260 shares of Common Stock that represent sole voting and investing power based on information contained in Schedule 13D/A of Tutor-Saliba Corporation dated April 5, 2000. Ronald N. Tutor, Chairman and Chief Executive Officer of the Company, is also the sole stockholder and Chief Executive Officer of Tutor-Saliba Corporation. Also includes 1,225,000 shares for which Mr. Tutor holds options. See "Certain Transactions" on pages 23 through 25. Does not include 246,825 shares of Common Stock representing Mr. Tutor's limited partnership interest in P.B. Capital (see Note (5) below), a partnership that owns shares of the Company's Common Stock, and over which Mr. Tutor has neither voting control nor dispositive power and therefore, disclaims any beneficial ownership.

  Represents shared voting and investment powers based on information contained in Schedule 13D/A of American International Group, Inc., the parent company of National Union Fire Insurance Company of Pittsburgh, Pa., filed on April 12, 2000. See "Certain Transactions" on pages 23 through 25.

  Represents sole voting and investment powers based on information contained in Schedule 13D of O&G Industries, Inc. ("O&G") filed on February 15, 2000 and as updated for O&G's participation in the New Equity described in "Certain Transactions" on pages 23 through 25.

  BLUM Capital Partners, L.P. ("BCP"), formerly known as Richard C. Blum & Associates, L.P., is the sole general partner of PB Capital Partners, L.P. ("PB Capital") which beneficially has shared voting and investing power in 4,606,994 shares of Common Stock and 49,801 shares of Common Stock owned directly by a limited partner in PB Capital. BCP also owns 4,254 shares of Common Stock directly. In addition, BCP is an investment adviser to The Common Fund for Non-Profit Organizations for the account of its Equity Fund ("The Common Fund") which beneficially has shared voting and investing power in 1,162,348 shares of Common Stock. Richard C. Blum & Associates, Inc. ("RCBA Inc."), also at 909 Montgomery Street, Suite 400, San Francisco, California 94133, is the sole general partner of BCP. Richard C. Blum is the Chairman of the Board and a substantial shareholder of RCBA Inc. Mr. Blum disclaims beneficial ownership of all securities reported in the table except to the extent of his pecuniary interest therein. The Common Fund expressly disclaims membership in any group with BCP, Richard C. Blum or any other related entity and disclaims beneficial ownership of securities owned directly or indirectly by any other person or entity. Also, see "Exchange" described in "Certain Transactions" on pages 23 through 25.

  Represents sole voting and investing power based on information contained in Schedule 13D/A dated April 12, 2000 filed by The Union Labor Life Insurance Company. See "Exchange" described in "Certain Transactions" on pages 23 through 25.

  Pursuant to the Shareholders' Agreement referred to under "Certain Transactions" on pages 23 through 25, these Shareholders and the Company agreed to, among other things, nominate certain individuals designated by these Shareholders for election or appointment to the Board of Directors of the Company and the Shareholders have agreed to vote for each of the designated nominees.

  The total of beneficial owners of more than 5% of the Company's Common Stock eliminates the duplication relating to PB Capital Partners, L.P.'s 4,656,795 shares and The Common Fund for Non-Profit Organizations' 1,162,348 shares of Common Stock listed separately above and also included in the totals for BLUM Capital Partner's, L.P. above.

THE AUDIT COMMITTEE REPORT

      Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Company's Board of Directors submits the following report.

      The primary duties and responsibilities of the Audit Committee (the "Committee"), which met eight times during the past fiscal year, are to oversee that management:

  Maintains the integrity of the Company's internal controls, financial systems and financial statements;

  Maintains compliance with legal and regulatory requirements and the Company's Business Conduct Policy; and

  Monitors the independence and performance of both the Company's internal and external auditors.

     We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors.

     We meet privately with both the independent auditors and the internal auditors, as required, each of whom has unrestricted access to the Committee.

     We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management.

     The three Directors who currently serve on the Committee meet the "independence" and "experience" requirements of the American Stock Exchange. In connection therewith, the Board of Directors has determined that none of us has a relationship to Perini Corporation that may interfere with our independence from the Company and its management.

     The Board has adopted a written charter setting forth the duties and responsibilities the Committee is to perform.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

     The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discuss with us any issues they believe should be raised with us.

      This year, we reviewed the Company's audited financial statements and met with both management and Arthur Andersen LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

      We have received from and discussed with Arthur Andersen LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". These items relate to that firm's independence from the Company.

Fees Paid to Audit Firm

      During the year ended December 31, 2001, we retained Arthur Andersen LLP to provide services in the following categories and amounts:

          Audit Fees                                                           $256,000
                                                                             -----------

          Financial information systems design and implementation              $      -
                                                                             -----------

          All Other Fees:
          Joint venture and employee benefit plan audits                       $ 82,000
          Other, includes consultation on accounting matters and other
             routine audit-related services                                      29,000
                                                                             -----------
          Total All Other                                                      $111,000
                                                                             -----------

      The Committee has considered the nature of the other services provided by Arthur Andersen LLP and concluded they are compatible with maintaining the auditors' independence.

      We also discussed with Arthur Andersen LLP any matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees".

      Based on these reviews and discussions, we recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

      As previously discussed on Page 2 of this Proxy Statement, we are currently in the process of selecting a new firm of independent public accountants to serve as the Company's auditors for the fiscal year ended December 31, 2002.

                                                                           AUDIT COMMITTEE
                                                                           Nancy Hawthorne, Chair
                                                                           Robert A. Kennedy
                                                                           Michael R. Klein

THE COMPENSATION COMMITTEE REPORT

      During 2001, the Compensation Committee of the Board of Directors of the Company consisted of five Directors, none of whom is an employee or an officer of the Company. The principal powers and duties of the Compensation Committee as established by the Board of Directors are:

  To review the Executive Compensation programs and policies and to employ outside expert assistance, if required, to analyze Company compensation practices to assure that they are consistent with corporate goals and objectives, and competitive with those of comparable firms in the construction industry;

  To recommend to the Board of Directors for its approval the base compensation of the Chairman and Chief Executive Officer and to review and approve the salary recommendations of the Chairman and Chief Executive Officer with respect to other members of top management;

  To recommend to the Board of Directors annual profit and other targets for the Company for the purpose of determining incentive compensation awards under the provisions of the Amended and Restated General and Construction Business Unit Incentive Compensation Plans (the “Incentive Compensation Plan”); and

  To administer the Incentive Compensation Plan; such administration includes power to (i) approve Participants’ participation in the Plan, (ii) establish performance goals, (iii) determine if and when any bonuses shall be paid, (iv) pay out any bonuses, in cash or stock or a combination thereof, as the Committee shall determine from year to year, (v) construe and interpret the Incentive Compensation Plan, and (vi) establish rules and regulations and perform all other acts it believes reasonable and proper.

Compensation Policy

      The Compensation Committee strives to maintain corporate base salaries and the total compensation package appropriate to attract and retain highly qualified executives. This results in base salaries that generally are at the median range of those of other construction companies but allows executives to substantially exceed the median compensation levels when incentive compensation is earned. While recognizing that it may be difficult to find other companies with the same mix of business as the Company, the Committee, nevertheless, believes that a comparison with other construction companies is appropriate. The construction companies used for comparison for compensation purposes may include but are not limited to some of the companies which make up the construction peer group index shown in the Performance Graph set forth in this proxy statement.

      The compensation program for executive officers is composed of three elements: base salaries, annual incentive bonuses and long-term incentive stock awards. These elements of compensation are designed to provide incentives to achieve both short-term and long-term objectives and to reward exceptional performance. Salaries and annual incentive compensation bonuses result in payment for performance and are tied to the achievement of profit and/or cash flow targets. The value of the incentive stock awards depends upon the appreciation in market value of the Company's Common Stock.

Executive Salary Increases in 2001

      Certain members of top management designated as Named Executive Officers in the "Summary Compensation Table" on page 19 did not receive salary increases applicable to 2001. Other senior offices received salary increases in March, 2001 that ranged from 6% to 12 1/2%.

      Section 162 (m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and four other most highly compensated executive officers. The Compensation Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000. However, to date, no officer of the Company has received compensation in excess of $1,000,000 for any annual period.

Compensation of the Chairman and Chief Executive Officer

      The Chairman and Chief Executive Officer, Ronald N. Tutor, is generally compensated for his services under a management services contract between the Company and Tutor-Saliba Corporation, a company in which Mr. Tutor is the Chief Executive Officer and sole stockholder, at an annual rate of $250,000, which represented the same annual rate as 2000. In addition, Mr. Tutor was awarded $250,000 in incentive compensation for 2001.

The Incentive Compensation Plan of the Company

      The Incentive Compensation Plan is an integral part of the total compensation package of the Chairman and Chief Executive Officer, as well as the 6 executives whose salaries were reviewed by the Compensation Committee in 2001 and approximately 61 other employees of the Company. Eligibility and designated levels of participation are determined by the Chairman and Chief Executive Officer subject to Compensation Committee approval. Eligibility to participate under the Incentive Compensation Plan is limited to individuals who are executives, managers and key employees of the Company and its wholly owned subsidiaries, whose duties and responsibilities provide them the opportunity to (i) make a material and significant impact to the financial performance of the Company; (ii) have major responsibility in the control of the corporate assets; and (iii) provide critical staff support necessary to enhance operating profitability.

      Under the terms of the Incentive Compensation Plan, participants can achieve incentive compensation awards ranging from zero to as much as 100% of base salary, which depends on the achievement of certain corporate goals, as defined. In addition, the Committee has the authority, when appropriate, to make certain discretionary incentive compensation awards. The mechanisms of the Incentive Compensation Plan are expressed in terms of levels of participation, points deriving therefrom calculated on base salary, and achievement of the Company's net income target for the year.

      No sums attributed to a participant in the Incentive Compensation Plan become vested until the Compensation Committee approves the payment, usually in March following the year earned. At the discretion of the Committee, payment can be made in cash, stock or a combination of cash and stock.

      In 2002, the Committee authorized the payment of $4,682,000 of incentive compensation payments for 2001 operations, to 67 participants. Payment of incentive compensation awards for 2001 performance will be paid 100% in cash.

                                                                           COMPENSATION COMMITTEE
                                                                           Raymond R. Oneglia, Chair
                                                                           Peter Arkley
                                                                           Nancy Hawthorne
                                                                           Michael R. Klein

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

      The following table sets forth the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and each of the three other most highly compensated Executive Officers of the Company whose salary and bonus exceeded $100,000 (the "Named Executive Officers") for the years ended December 31, 2001, 2000 and 1999, or for each year in which the Named Executive Officers served as such.

                                            Summary Compensation Table

                                         Annual Compensation                      Long-Term Compensation
                           ----------------------------------------------     -----------------------------
                                                                                 Awards         Payouts
                                                                              -------------  --------------
                                                                               Number of
                                                                               Securities      Long-Term
                                                                               Underlying     Performance       All Other
   Name and Principal                                           Other           Options         Units -        Compensation
        Position            Year      Salary       Bonus         (1)            Granted         Payout             (2)
-------------------------  -------  ----------- ------------  -----------     -------------  --------------  -----------------
Ronald N. Tutor              2001     $      -    $ 250,000    $ 250,000   (3)           -     $         -      $           -
Chairman and Chief           2000            -            -      250,000   (3)   1,000,000               -                  -
Executive Officer since      1999            -            -      150,000   (3)      30,000               -                  -
March 29, 2000,
formerly Chairman

Robert Band                  2001      285,000      385,000            -                 -               -                200
President and Chief          2000      284,500      284,500            -           200,000               -              1,200
Operating Officer since      1999      251,154      251,154            -                 -               -              1,000
March 29, 2000,
formerly President and
Chief Executive Officer

Zohrab B. Marashlian         2001      325,000      425,000            -                 -               -                200
President, Perini Civil      2000      323,600      323,600            -           400,000               -              1,300
Construction                 1999      250,000      375,000            -                 -               -              1,000

Craig W. Shaw                2001      325,000      425,000            -                 -               -                200
President, Perini            2000      323,600      385,500            -           400,000               -              1,300
Building Company, Inc.       1999      250,000      375,000            -                 -               -              1,000
-------------------------
  "Other" annual compensation does not include a dollar amount which the Company is unable to quantify, but which is estimated at not more than the lesser of $50,000 or 10% of the compensation reported for each Named Executive Officer, resulting from executive perquisites which may be of personal benefit to such individuals.

  "All Other Compensation" represents estimated annual Company 401(k) and ESOP retirement contributions for each of the Named Executive Officers, except for Mr. Tutor. There were no ESOP contributions in 2001 since the plan has been discontinued.

  Represents a management services fee paid to Tutor-Saliba Corporation of which Mr. Tutor is the Chairman, President, Chief Executive Officer and sole stockholder. See "Certain Transactions" on pages 23 through 25.

Stock Options

      There were no stock options or SARs granted to any of the Company's Named Executive Officers during the year ended December 31, 2001.

Option Exercises and Holdings

      The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the year ended December 31, 2001 and unexercised options held as of December 31, 2001:

                             Aggregated Option Exercise in the Last Fiscal Year
                                     and Fiscal Year-End Option Values

                            Number of
                            Securities
                            Underlying
                              Shares
                             Acquired
                                on          Value        Number of Unexercised Options          Value of Unexercised In-the-Money
          Name               Exercise     Realized           at December 31, 2001                 Options at December 31, 2001
-------------------------  -------------  ----------  ------------------------------------   ----------------------------------------

                                                         Exercisable      Unexercisable         Exercisable            Unexercisable
                                                      ---------------  -------------------   ---------------        -----------------

Ronald N. Tutor                 -          $      -          876,666              348,334       $ 1,771,853                $ 833,335
Robert Band                     -                 -          173,833               71,667           354,739                  166,668
Zohrab B. Marashlian            -                 -          344,666              138,334           709,478                  333,335
Craig W. Shaw                   -                 -          344,666              138,334           709,478                  333,335

Long-Term Performance Units

      Under the Performance Unit award feature of the 1982 Long-Term Plan, key employees may be contingently awarded a number of units which will be earned if specified financial performance goals are attained. A Performance Unit will give an employee the right to receive up to a maximum of 200% of the amount of the Performance Unit (nominally valued at $100) at the end of a specified period depending on the level of achievement of the specified financial performance goals.

      No awards were made under the terms of this Plan during the past several years and the Company has no current plans to award such Performance Units in the future.

Pension Plan Disclosure

      The following table sets forth pension benefits payable based on an employee's remuneration ("final average earnings") and "years of service" as defined under the Company's non-contributory Retirement Plan (the "Plan") for all its full-time employees and to the extent covered remuneration is limited by the Internal Revenue Code of 1986, as amended, pension benefits payable have been augmented based on the Company's Benefit Equalization Plan:

                                                      Pension Plan Table -
                                          Estimated Annual Pension Benefits (2) for
                                                Years of Service Indicated (3)
                          ---------------------------------------------------------------------------
Remuneration (1)          15 Years       20 Years        25 Years       30 Years        35 Years
----------------          --------       --------        --------       --------        --------

$125,000                  $ 23,939       $ 31,918        $ 39,898       $ 39,898        $ 39,898
 150,000                    29,564         39,418          49,273         49,273          49,273
 175,000                    35,189         46,918          58,648         58,648          58,648
 200,000                    40,814         54,418          68,023         68,023          68,023
 225,000                    46,439         61,918          77,398         77,398          77,398
 250,000                    52,064         69,418          86,773         86,773          86,773
 300,000                    63,314         84,418         105,523        105,523         105,523
 400,000                    85,814        114,418         143,023        143,023         143,023
 500,000                   108,314        144,418         180,523        180,523         180,523
  Remuneration covered by the Plan and the Benefit Equalization Plan is limited to an employee's annual salary and for the Named Executive Officers is limited to the amounts in the Annual Salary column included in the Summary Compensation Table on page 19.
  The estimated annual benefits are calculated on a straight-line annuity basis and are not subject to any further deductions for Social Security since the Plan formula integrates the calculation of the benefits with certain adjustments for Social Security, as defined.
  The years of service for the Named Executive Officers are as follows: R. Band (28 years), Z.B. Marashlian (29 years), and C.W. Shaw (23 years).

Performance Graph

Comparison of 5-year Cumulative Total Return
Among Perini Corporation, AMEX Market Value Index,
And Selected Construction Peer Groups

Perini
AMEX
Construction (New Peer Group)
Construction (Old Peer Group)
350
300
250
200
150
100
50
0
1997
1998
1999
2000
2001

-----------------------------------------------------------------------------------------------------------------------------
                                                          1997           1998          1999          2000          2001
-----------------------------------------------------------------------------------------------------------------------------
Perini                                           100       115            66            50            38            90
AMEX                                             100       120           119           148           146           139
Construction (New Peer Group)                    100       149            96           110           104            68

Construction (Old Peer Group)                    100       133           230           148           227           312

      The above graph compares the performance of Perini Corporation ("Perini") with that of the American Stock Exchange Market Value Index ("AMEX") and selected Construction Peer Groups. Companies in the Old Construction Peer Group Index in 2001 are: EMCOR Group, Inc., Granite Construction, Inc. and Meadow Valley Corporation. The Old Construction Peer Group Index in 2000 also included Washington Group International, Inc. (formerly Morrison Knudsen Corporation). Washington Group International is currently in bankruptcy proceedings and therefore, public market value information is no longer available.

      Since the number of companies included in the Old Construction Peer Group Index is so small, the Company has selected a new Construction Peer Group Index based on the suggestion of an independent financial advisory firm. The approximately twenty companies included in the New Construction Peer Group were selected by the appropriate construction-related Standard Industrial Classification Codes (or SIC Codes).

      The comparison of total return on investment (change in year end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on January 1, 1997, in each of Perini Corporation, the American Stock Exchange Market Value Index and the selected Construction Peer Groups, with investment weighted on the basis of market capitalization.

Directors’ Compensation

      Fees for outside Directors of the Company currently consist of an annual retainer fee of $25,000, plus $900 per Board meeting attended, as well as $900 per Committee meeting attended by members of the Audit, Compensation and Nominating Committees. Mr. Ronald N. Tutor, Chairman of the Company since July 1, 1999 and Chairman and Chief Executive Officer since March 29, 2000, has opted to receive no Director fees since he is party to a Management Agreement described in "Certain Transactions" below. Mr. Kennedy requested that his fees be paid directly to The Union Labor Life Insurance Company, the company that designated Mr. Kennedy as their representative to the Board, on behalf of Separate Account P.

Certain Transactions

     Effective with the issuance of the Series B Preferred Stock on January 17, 1997, the Company entered into an agreement with Tutor-Saliba Corporation ("Tutor-Saliba"), a California corporation engaged in the construction industry, and Ronald N. Tutor, Chief Executive Officer and sole stockholder of Tutor-Saliba, to provide certain management services, as defined. During 1999, the agreement between the Company, Tutor-Saliba and Mr. Tutor was extended through December 31, 2000 under the same basic terms and conditions as the initial agreement except that the amount of the fee payable thereunder by the Company to Tutor-Saliba was increased effective January 1, 2000, from $150,000 to $250,000 per year for 2000 and 2001. Tutor-Saliba initially held 351,318 shares of the Company's $1.00 par value Common Stock before Tutor-Saliba's additional investment in the Company's Common Stock effective March 29, 2000 (see below) and currently participates in joint ventures with the Company, the Company's share of which contributed $17.9 million (or approximately 1%) to the Company's consolidated revenues in 2001. Since January 17, 1997, Mr. Tutor has been a member of the Board of Directors and an officer of the Company and effective July 1, 1999 was elected Chairman of the Board of Directors and effective March 29, 2000 was elected Chairman and Chief Executive Officer. Compensation for the management services consists of payments to Tutor-Saliba under the management agreement described above, options granted to Mr. Tutor and $250,000 of incentive compensation awarded to Mr. Tutor in 2001. All of the stock options granted to Mr. Tutor were granted at or above fair market value on the date of grant, are all exercisable as of March 29, 2002, and are otherwise summarized below:

                              Option
              Grant         Price Per        Number        Expiration
               Date           Share         of Shares         Date
          ---------------  -------------  --------------  --------------

             01-17-97          $ 8.3750         150,000     01-16-05
             12-10-98          $ 5.2875          45,000     12-09-06
             01-04-99          $ 5.1250          30,000     01-03-07
             03-29-00          $ 4.5000       1,000,000     03-28-10

      Effective March 29, 2000, subsequent to approval by the Company's stockholders, a new investor group led by Tutor-Saliba Corporation (see above), and including O&G Industries, Inc. ("O&G"), and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union", a wholly owned subsidiary of American International Group, Inc. ("AIG"), and together with Tutor-Saliba and O&G, the "Purchasers") purchased 9,411,765 shares of the Company's Common Stock (the "Purchase Shares") for $40 million, or $4.25 per share (the "Transaction"). In connection therewith, the Company exchanged 7,490,417 shares of Common Stock for all of the outstanding shares of Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") at an exchange price of $5.50 per share of Common Stock (the "Exchange"). See "Ownership of Common Stock by Directors and Officers" on pages 5 through 9 and "Certain Other Beneficial Holders" on pages 11 through 13. Historically, O&G has participated in joint ventures with the Company, the Company's share of which contributed less than $1.0 million to the Company's consolidated revenues in 2001. Payments to AIG for insurance and insurance related services approximated $8.2 million in 2001.

      The Purchasers and former holders of the Series B Preferred Stock entered into a Shareholders' Agreement (the "Shareholders' Agreement") at the closing of the Transaction. Among other things, the Shareholders' Agreement provides that between the third and sixth anniversaries of the closing of the Transaction (and, under certain circumstances, prior to the third anniversary), National Union will have a "put" right to cause Tutor-Saliba and/or Mr. Tutor to purchase half of its Purchase Shares at a price so that National Union earns a ten percent internal rate of return on its investment in such shares. During the same period, between the third and sixth anniversaries of the closing of the Transaction, Tutor-Saliba will have a "call" right to cause National Union to sell such shares to Tutor-Saliba at a price so that National Union earns a fourteen percent internal rate of return on its investment in such shares. In addition to the foregoing put and call rights, National Union will have a right of first refusal on Tutor-Saliba's disposition of its Purchase Shares and Tutor-Saliba will have a right of first refusal on one half of National Union's Purchase Shares.

      Subject to the right of first refusal described in the prior paragraph, the parties to the Shareholders' Agreement have certain "tag-along" rights. If any party to the Shareholders' Agreement desires to sell its shares, each of the non-selling parties to the Shareholders' Agreement will have the right to participate in such sale and to dispose of its pro rata share of the stock to be sold in such transaction. However, National Union may sell up to one half of its Purchase Shares without triggering the foregoing tag-along right.

      The Shareholders' Agreement contains provisions that are designed to protect the Company's use of its net operating losses ("NOLs") after the transaction. Each of the Purchasers and the former holders of Series B Preferred Stock have agreed to notify the Company of any proposed purchase or sale of the Company's securities, to give each other the opportunity to participate in proposed sales in proportion to their ownership as of the closing and to consummate such purchase or sale only if the Company's tax advisor or the selling party's tax advisor has provided the Company with written advice that the proposed purchase or sale will not impair the ability of the Company to fully utilize its NOLs.

      Each of the parties to the Shareholders' Agreement has the right to subscribe to any new issuance of securities (except for certain issuances such as conversions of convertible securities, exercises of options or issuances pursuant to a benefit plan) by the Company in an amount up to such stockholder's pro rata share of the new issuance of securities based on their percentage ownership of the Company's outstanding Common Stock.

      Finally, the Shareholders' Agreement gives National Union, Tutor-Saliba, O&G, PB

Capital Partners, L.P. ("PB Capital") and The Union Labor Life Insurance Company acting on behalf of its Separate Account P ("ULLICO") the right to designate one director each for election to the Board of Directors of the Company. The Company has agreed to nominate such individuals for election or appointment to the Board of Directors at the earliest possible time, to use its best efforts to cause such persons to be elected to the Board, and to renominate each such person (or other person as may be designated by National Union, Tutor-Saliba, O&G, PB Capital or ULLICO) at such time as he or she is required to stand for reelection to the Board. The right to designate a person to be elected as a director terminates in the case of each Purchaser, when such Purchaser and its permitted transferees own less than 25% of the Common Stock purchased by such Purchaser in the Transaction and in the case of PB Capital and ULLICO, when such stockholder and its permitted transferees own less than 5% of the outstanding shares of Common Stock. Each of PB Capital and ULLICO also have certain observer rights on the Board until such time as it ceases to own 2.5% of the outstanding shares of Common Stock. Each party to the Shareholders' Agreement has agreed to vote all of its shares in favor of the directors designated by each of the other parties thereto.

1B.

OTHER MATTERS

      Except for the election of the Preferred Directors discussed on pages 1 through 4 and elsewhere in this Proxy Statement, the Board of Directors knows of no other matters which are likely to be brought before the meeting. However, if any other matters, of which the Board of Directors is not aware, are presented to the meeting for action, it is the intention of the persons named in the accompanying form of proxy to vote said proxy in accordance with their judgement on such matters.

      The Company will bear the cost of solicitation of proxies. The solicitation of proxies by mail may be followed by telephone or oral solicitation of certain stockholders and brokers.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                                                           By order of the Board of Directors,
                                                                           Dennis M. Ryan, Secretary

Framingham, Massachusetts
April 10, 2002